                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                                                              EXHIBIT 99.4


CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                            $  (59,401.80)

RECEIPTS:
     1. Receipts from Operations                                                             $2,205,899.96
         Receipts from Operations (Received on behalf of Other Affiliates)                   $   35,329.85
     2. Other Receipts                                                                       $   15,830.36
         Other Receipts (Received on behalf of Other Affiliates)                             $      255.19
                                                                                             -------------
TOTAL RECEIPTS                                                                               $2,257,315.36

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                         $          --
         b. Others (Paid by Parent or Affiliate)                                             $  102,384.22
     4. Taxes
         a. Federal Income Taxes (Paid by Parent or Affiliate)                               $   24,873.52
         b. FICA Withholdings (Paid by Parent or Affiliate)                                  $    8,003.32
         c. Employee's withholdings (Paid by Parent or Affiliate)                            $    2,712.07
         d. Employer's FICA (Paid by Parent or Affiliate)                                    $    7,948.01
         e. Federal Unemployment Taxes (Paid by Parent or Affiliate)                         $       42.82
         f. State Income Tax (Paid by Parent or Affiliate)                                   $    1,235.63
         g. State Employee withholdings (Paid by Parent or Affiliate)                        $    4,599.09
         h. All other state taxes (Paid by Parent or Affiliate)                              $      214.52

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                                      $  126,535.56
         b. Utilities                                                                        $    2,978.90
         c. Insurance (Paid by Parent or Affiliate)                                          $    4,795.04
         d. Merchandise bought for manufacture or sell                                       $          --
         e. Other necessary expenses
             Network Costs                                                                   $2,264,826.00
             GTS Carrier Services (Paid by Parent or Affiliate)                              $   51,420.00
             Standard Bank (Paid by Parent or Affiliate)                                     $   50,000.00
                                                                                             -------------

TOTAL DISBURSEMENTS                                                                          $2,652,568.70
Add:  Disbursements made on behalf of Affiliates                                             $   12,784.41
Less:  Disbursements paid by Parent or Affiliates                                            $ (258,228.24)
                                                                                             -------------
ADJUSTED TOTAL DISBURSEMENTS                                                                 $2,407,124.87

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                          $ (149,809.51)

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                      $  819,674.92
                                                                                             -------------

ENDING BALANCE IN Citibank                                                                   $    8,411.54
ENDING BALANCE IN BofA-Atlanta GA                                                            $ (261,204.57)
ENDING BALANCE IN BofA-Dallas TX                                                             $  870,720.11
ENDING BALANCE IN Cash Receipts Clearing                                                     $   (7,866.52)
ENDING BALANCE IN Petty Cash-Corporate                                                       $      403.05

                                                                                             -------------
ENDING BALANCE IN ALL ACCOUNTS                                                               $  610,463.61
                                                                                             =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2001

Bank:               Bank of America
Location:           Dallas, TX
Account Name:       BofA-Dallas TX
Account Number:     3751469007

     DATE RECEIVED                                  DESCRIPTION                                 AMOUNT
     -------------                                  -----------                               -----------
Receipts from Operations:
         04/26/01                                     Carriers                                $      2,366.36
         04/26/01                                     Carriers                                $     82,189.62
         04/27/01                                     Carriers                                $     34,000.00
         04/30/01                                     Carriers                                $     70,103.73
         05/02/01                                     Carriers                                $    439,591.98
         05/07/01                                     Carriers                                $      3,789.01
         05/09/01                                     Carriers                                $    998,886.60
         05/11/01                                     Carriers                                $    574,972.66
                                                                                              ---------------
                                                                                       Total  $  2,205,899.96

Receipts from Operations (Received on behalf of World Access Telecommunications Group):
         04/26/01                           Norbel Telecom, Inc. (Primetec)                   $      5,734.76
         05/02/01                            Huntington Market (Primetec)                     $     29,595.09
                                                                                              ---------------
                                                                                              $     35,329.85

Other Receipts:
         04/25/01                                     Misc & Int.                             $         34.34
         05/02/01                                     Misc & Int.                             $         33.69
         05/11/01                                     Misc & Int.                             $        567.09
         05/21/01                                     Misc & Int.                             $     12,439.60
         05/24/01                                     Misc & Int.                             $      2,732.38
                                                                                              ---------------
                                                                                       Total  $     15,807.10

Other Receipts (Received on behalf of World Access Telecommunications Group):
        05/15/01                    State of Nevada - Cash Bond Refund (Resurgens)            $        255.19
                                                                                              ---------------
                                                                                              $        255.19

                                                                                              ---------------
                                                                                              $  2,257,292.10
                                                                                              ===============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2001

Bank:                 Citibank
Location:             Washington, DC
Account Name:         Money Management Account
Account Number:       66755141

     DATE RECEIVED                DESCRIPTION                   AMOUNT
     -------------                -----------                  --------
        05/31/01                Interest Income                $  23.26
                                                               --------
                                                         Total $  23.26
                                                               ========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2001

Bank:                Bank of America
Location:            Dallas, TX
Account Name:
Account Number:      3751469007

     DATE DISBURSED        CHECK NUMBER               DESCRIPTION                               AMOUNT
     --------------        ------------               -----------                            -------------
        04/26/01           WIRE TRANSFER      SEMI CONDUCTOR MATERIAL, INC.                  $   50,000.00
        04/26/01           WIRE TRANSFER      ATLAS COMM LTD                                 $   50,000.00
        04/26/01           WIRE TRANSFER      Axistel International Inc. - USA               $   50,000.00
        04/26/01           WIRE TRANSFER      BASIC MARKETING                                $  150,000.00
        04/26/01           WIRE TRANSFER      BELLSOUTH                                      $   50,000.00
        04/26/01           WIRE TRANSFER      FRONTLINE COMM                                 $   50,000.00
        04/26/01           WIRE TRANSFER      FORVAL                                         $   50,000.00
        04/26/01           WIRE TRANSFER      ITXC CORP                                      $   50,000.00
        04/26/01           WIRE TRANSFER      WORLD LINK                                     $   50,000.00
        04/26/01           WIRE TRANSFER      XPLORIUM                                       $   50,000.00
        04/26/01           WIRE TRANSFER      ZSF                                            $  250,000.00
        05/14/01           WIRE TRANSFER      INTERNATIONAL TALK                             $  150,000.00
        05/14/01           WIRE TRANSFER      ATLAS COMM LTD                                 $   50,000.00
        05/14/01           WIRE TRANSFER      BELLSOUTH                                      $  500,000.00
        05/14/01           WIRE TRANSFER      SPRINT                                         $  400,000.00
        05/14/01           WIRE TRANSFER      WORLD LINK                                     $  100,000.00
        05/25/01           WIRE TRANSFER      E-Bone                                         $   96,246.91
                                                                                             -------------
                                                                                      Total  $2,146,246.91
                                                                                             =============


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2001

Bank:               Bank of America
Location:           Atlanta, GA
Account Name:
Account Number:     3299979536

     DATE DISBURSED        CHECK NUMBER              DESCRIPTION                                      AMOUNT
     --------------        ------------              -----------                                    ------------
        05/11/01            0000001249       SIMPLE COMM TECH                                       $  19,938.77
        05/18/01            0000001251       TMR, INC                                               $  40,174.00
        05/18/01            0000001252       NEW WORLD TOWER PARTNERS, LTD.                         $  12,651.40
        05/18/01            0000001253       QUINBY BUILDING                                        $  10,087.82
        05/18/01            0000001254       111 EIGHTH AVENUE LLC                                  $  42,485.59
        05/18/01            0000001255       CORBAN COMMUNICATIONS, INC                             $   2,220.58
        05/18/01            0000001256       DESCALSO HOWARD ST. BLDG.                              $   8,585.00
        05/18/01            0000001257       ONE WILSHIRE ARCADE IMP. LTD.                          $   7,938.44
        05/18/01            0000001258       HATFIELD PHILIPS INC/SOVEREIGN BANK                    $   5,371.63
        05/18/01            0000001259       Waterton Printers' Square, LLC                         $  12,784.41
        05/23/01            0000001260       AMERICATEL                                             $  29,875.21
        05/23/01            0000001261       AT&T                                                   $  21,952.46
        05/23/01            0000001262       ICG TELECOM GROUP                                      $     825.00
        05/23/01            0000001263       AT&T                                                   $     801.45
        05/23/01            0000001264       AT&T                                                   $   1,873.86
        05/23/01            0000001265       AT&T                                                   $     745.75
        05/23/01            0000001267       ICELAND TELECOM                                        $  35,000.00
        05/23/01            0000001268       ICG TELECOM GROUP, INC.                                $   7,566.59
                                                                                                    ------------
                                                                                             Total  $ 260,877.96

Less Disbursements made on behalf of Parent or Affiliate                                            $ (12,784.41)
                                                                                                    ------------

                                                                                                    $ 248,093.55
                                                                                                    ============


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                       For the Month Ending: May 31, 2001

STATEMENT OF INVENTORY

    Beginning Inventory              $         --
    Add: purchases                   $         --
    Less: goods sold                 $         --
                                     ------------
    Ending inventory                 $         --
                                     ============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period    $ 143,807.85
    Payroll taxes due but unpaid     $         --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR            AMOUNT OF              NUMBER OF               AMOUNT OF
  NAME OF CREDITOR/LESSOR       PAYMENT IS DUE        REGULAR PAYMENT       PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
---------------------------     --------------        ---------------       -------------------    -------------------
TMR, Inc                           5/1/2001            $   40,174.00                 0                    $ --
New World Tower Partners           5/1/2001            $   12,651.40                 0                    $ --
Quinby Building Inc                5/1/2001            $   10,087.82                 0                    $ --
111 Eight Ave, LLC                 5/1/2001            $   42,485.59                 0                    $ --
Corban Communications              5/1/2001            $    2,220.58                 0                    $ --
Descalso Howard                    5/1/2001            $    8,585.00                 0                    $ --
One Wilshire Arcade                5/1/2001            $    7,938.44                 0                    $ --
Hatfield Philips                   5/1/2001            $    5,371.63                 0                    $ --


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                      For the Month Ending: May 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                               3RD PARTY               INTERCOMPANY                TOTAL
                                                             --------------------------------------------------------------------
               Beginning of month balance                    $  104,150,979.70         $              --        $  104,150,979.70
               Add: sales on account                         $    6,918,912.33         $              --        $    6,918,912.33
               Add: customer credits                         $              --         $              --        $              --
               Add: intercompany activity                    $              --         $    6,575,306.47        $    6,575,306.47
               Less: collections                             $   (2,205,899.96)        $              --        $   (2,205,899.96)
               Less: offsets                                 $     (300,000.00)        $      300,000.00        $              --
               Less: application of customer deposits        $              --         $              --        $              --
                                                             --------------------------------------------------------------------
               End of month balance                          $  108,563,992.07         $    6,875,306.47        $  115,439,298.54
                                                             ====================================================================

    0-30 Days                    31-60 Days                       61-90 Days              Over 90 Days          End of Month Total
 --------------              ---------------                 -----------------         -----------------       -------------------
 $ 7,606,840.41              $ 41,097,943.91                 $   14,581,416.38         $   45,277,791.37        $  108,563,992.07

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                    3RD PARTY            INTERCOMPANY              TOTAL
                                                                 -----------------------------------------------------------
               Beginning of month balance                        $           --         $           --        $           --
               Add: sales on account**                           $ 7,501,372.28         $           --        $ 7,501,372.28
               Add: intercompany activity
                  Expenses paid directly by Parent or Affiliate  $  (258,228.24)        $   258,228.24        $           --
                  Net cash advanced by Parent or Affiliate       $           --         $   819,674.92        $   819,674.92
                  Credit extended by Parent or Affiliate         $           --         $ 2,909,840.53        $ 2,909,840.53
                  Amounts collected on behalf of Affiliate       $           --         $    35,585.04        $    35,585.04
               Less: payments                                    $(2,394,340.46)        $           --        $(2,394,340.46)
                                                                 -----------------------------------------------------------
               End of month balance                              $ 4,848,803.58         $ 4,023,328.73        $ 8,872,132.31
                                                                 ===========================================================

    0-30 Days                    31-60 Days                        61-90 Days            Over 90 Days         End of Month Total
 --------------              ---------------                     ---------------        --------------       -------------------
 $ 4,848,803.58                                                  $           --         $           --        $ 4,848,803.58

(**) The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of May 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $989,919.


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                       For The Month Ending: May 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.     Federal income taxes                Yes (X)             No ( )

       2.     FICA withholdings                   Yes (X)             No ( )

       3.     Employee's withholdings             Yes (X)             No ( )

       4.     Employer's FICA                     Yes (X)             No ( )

       5.     Federal unemployment taxes          Yes (X)             No ( )

       6.     State income tax                    Yes (X)             No ( )

       7.     State employee withholdings         Yes (X)             No ( )

       8.     All other state taxes                   See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                   DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                  /s/ Henry C. Lyon
                                  ---------------------------------------------
                                  For the Debtor In Possession

                                  Henry C. Lyon
                                  Designated Officer


                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                              $     610,463.61

RECEIPTS:
 1. Receipts from Operations                                                   $     612,500.95
    Receipts from Operations (Received on behalf of Other Affiliates)          $       2,909.64
 2. Other Receipts                                                             $             --
    Other Receipts (Received on behalf of Other Affiliates)                    $      50,500.00
    Other Receipts (Received by Parent or Affiliates)                          $     150,000.00
                                                                               ----------------
TOTAL RECEIPTS                                                                 $     815,910.59
Less:  Receipts received by Parent or Affiliates                               $    (150,000.00)
                                                                               ----------------
ADJUSTED TOTAL RECEIPTS                                                        $     665,910.59

DISBURSEMENTS
 3. Net Payroll
    a. Officers                                                                $             --
    b. Others                                                                  $             --
 4. Taxes
    a. Federal Income Taxes                                                    $             --
    b. FICA Withholdings                                                       $             --
    c. Employee's withholdings                                                 $             --
    d. Employer's FICA                                                         $             --
    e. Federal Unemployment Taxes                                              $             --
    f. State Income Tax                                                        $             --
    g. State Employee withholdings                                             $             --
    h. All other state taxes                                                   $             --

 5. Necessary Expenses
    a. Rent or mortgage payment(s)                                             $     110,384.04
    b. Utilities                                                               $      25,131.27
    c. Insurance (Paid by Parent or Affiliate)                                 $       4,698.89
    d. Merchandise bought for manufacture or sell                              $             --
    e. Other necessary expenses
       Computer Access (Paid By Parent or Affiliate)                           $       9,250.00
       Employee Expenses (Paid By Parent or Affiliate)                         $       2,596.67
       Building Maintenance                                                    $         251.00
                                                                               ----------------

TOTAL DISBURSEMENTS                                                            $     152,311.87
Add:  Disbursements made on behalf of Parent or Affiliates                     $      12,784.41
Less:  Disbursements paid by Parent or Affiliates                              $     (16,545.56)
                                                                               ----------------
ADJUSTED TOTAL DISBURSEMENTS                                                   $     148,550.72

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                            $     517,359.87

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                        $     120,000.00
                                                                               ----------------

ENDING BALANCE IN Citibank                                                     $       8,411.54
ENDING BALANCE IN BofA-Atlanta GA                                              $     (29,755.29)
ENDING BALANCE IN BofA-Dallas TX                                               $   1,276,630.70
ENDING BALANCE IN Cash Receipts Clearing                                       $      (7,866.52)
ENDING BALANCE IN Petty Cash-Corporate                                         $         403.05
                                                                               ----------------
ENDING BALANCE IN ALL ACCOUNTS                                                 $   1,247,823.48
                                                                               ================


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2001

Bank:                  Bank of America
Location:              Atlanta, GA
Account Name:          BofA-Atlanta GA
Account Number:        329979536


  DATE RECEIVED                                   DESCRIPTION                                   AMOUNT
  -------------                                   -----------                                   ------

Receipts from Operations:
               06/05/01                             Carriers                               $    30,634.10
               06/07/01                             Carriers                               $    23,813.43
               06/08/01                             Carriers                               $       965.38
               06/11/01                             Carriers                               $     2,865.52
               06/12/01                             Carriers                               $        75.00
               06/13/01                             Carriers                               $        89.52
               06/20/01                             Carriers                               $   534,969.85
               06/22/01                             Carriers                               $       755.91
               06/28/01                             Carriers                               $    18,332.24
                                                                                           --------------

                                                                                           $   612,500.95

Receipts from Operations (Received on behalf of World Access Telecommunications Group):
       06/05/01        Creative Paper Products (Comm/Net customer)                         $       114.38
       06/05/01        JCJ Marketing by Design (Comm/Net customer)                         $       338.50
       06/07/01        Huntington (Primetec customer)                                      $     2,456.76
                                                                                           --------------

                                                                                           $     2,909.64

Other Receipts (Received on behalf of World Access Telecommunications Group):
       06/15/01        Comservices Corp (Sale of Comm/Net Equipment)                       $     2,500.00
       06/15/01        Telecom Recyclers, Inc. (Sale of Primetec Equipment)                $    23,000.00
       06/15/01        Telecom Recyclers, Inc. (Sale of Primetec Equipment)                $    25,000.00
                                                                                           --------------

                                                                                           $    50,500.00
                                                                                           --------------

                                                                                           $   665,910.59
                                                                                           ==============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending June 30, 2001




         DEPOSITED IN PARENT'S OR AFFILIATE'S BANK ACCOUNT (TO BE TRANSFERRED TO DEBTOR'S ACCOUNT)

                        WHERE
 DATE RECEIVED        DEPOSITED                        DESCRIPTION                               AMOUNT
 -------------        ---------                        -----------                               ------

Other Receipts:
    06/11/01            WAXS       American Tower Corporation (Deposit on asset sale)        $  150,000.00
                                                                                             =============


Parent and Affiliate Abbreviations:
                    WAXS  World Access, Inc.
                    WATP  WA Telecom Products Co., Inc.
                     WxC  WorldxChange Communications, Inc.
                    WATG  World Access Telecommunications Group, Inc.



                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:                 Bank of America
Location:             Dallas, TX
Account Name:
Account Number:       3751469007


    DATE DISBURSED   CHECK NUMBER                        DESCRIPTION                            AMOUNT
    --------------   ------------                        -----------                            ------
       6/1/2001       0000001269           NEXTEL                                            $      4,376.76
       6/1/2001       0000001270           NEXTEL 0001247752-7                               $      2,000.00
      6/25/2001       0000001286           TMR, INC                                          $     40,174.00
      6/25/2001       0000001287           NEW WORLD TOWER PARTNERS, LTD.                    $      9,883.06
      6/25/2001       0000001288           QUINBY BUILDING                                   $     10,087.82
      6/25/2001       0000001289           111 EIGHTH AVENUE LLC                             $     27,485.59
      6/25/2001       0000001290           DESCALSO HOWARD ST. BLDG.                         $      9,443.50
      6/25/2001       0000001291           ONE WILSHIRE ARCADE IMP. LTD.                     $      7,938.44
      6/25/2001       0000001292           HATFIELD PHILIPS INC/SOVEREIGN BANK               $      5,371.63
      6/25/2001       0000001293           Waterton Printers' Square, LLC                    $     12,784.41
      6/25/2001       0000001294           WORLD WIDE MAIN                                   $         51.00
      6/27/2001       0000001295           PALACIOS JANITORAIL SERVICE                       $        100.00
      6/28/2001       0000001296           QUINBY BUILDING                                   $     18,754.51
      6/30/2001       0000001297           PALACIOS JANITORAIL SERVICE                       $        100.00
                                                                                             ---------------

                                                                                     Total   $    148,550.72

Less Disbursements made on behalf of Parent or Affiliate                                     $    (12,784.41)
                                                                                             ---------------

                                                                                             $    135,766.31
                                                                                             ===============


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: June 30, 2001

STATEMENT OF INVENTORY

  Beginning Inventory               $          --
  Add: purchases                    $          --
  Less: goods sold                  $          --
                                    -------------
  Ending inventory                  $          --
                                    =============

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period     $          --
  Payroll taxes due but unpaid      $          --



               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                DATE REGULAR         AMOUNT OF              NUMBER OF              AMOUNT OF
 NAME OF CREDITOR/LESSOR       PAYMENT IS DUE     REGULAR PAYMENT      PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
 -----------------------       --------------     ---------------     --------------------    -------------------
TMR, Inc                          6/1/2001          $   40,174.00              0                    $      --
New World Tower Partners          6/1/2001          $   12,651.40              0                    $      --
Quinby Building Inc               6/1/2001          $   10,087.82              0                    $      --
111 Eight Ave, LLC                6/1/2001          $   42,485.59              0                    $      --
Descalso Howard                   6/1/2001          $    8,585.00              0                    $      --
One Wilshire Arcade               6/1/2001          $    7,938.44              0                    $      --
Hatfield Philips                  6/1/2001          $    5,371.63              0                    $      --


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: June 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                               3RD PARTY               INTERCOMPANY               TOTAL
                                                              ------------------        ----------------       ------------------
         Beginning of month balance                           $   108,563,992.07        $   6,875,306.47       $   115,439,298.54
         Add: sales on account                                $               --        $             --       $               --
         Add: customer credits                                $               --        $             --       $               --
         Add: intercompany activity                           $               --        $     162,784.41       $       162,784.41
         Less: collections                                    $      (612,500.95)       $             --       $      (612,500.95)
         Less: offsets                                        $               --        $             --       $               --
         Less: application of customer deposits               $               --        $             --       $               --
                                                              ------------------        ----------------       ------------------
         End of month balance                                 $   107,951,491.12        $   7,038,090.88       $   114,989,582.00
                                                              ==================        ================       ==================


        0-30 Days            31-60 Days               61-90 Days              Over 90 Days           End of Month Total
        ---------            ----------               ----------              ------------           ------------------
      $5,430,116.63         $ 2,420,417.45          $ 40,867,182.55          $59,233,774.49            $107,951,491.12


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                  3RD PARTY               INTERCOMPANY               TOTAL
                                                              ------------------        ----------------       ------------------
         Beginning of month balance                           $     4,848,803.58        $   4,023,328.73       $     8,872,132.31
         Add: sales on account**                              $       803,440.07        $             --       $       803,440.07
         Add: intercompany activity
            Expenses paid directly by Parent or Affiliate     $       (16,545.56)       $      16,545.56       $               --
            Net cash advanced by Parent or Affiliate          $               --        $     120,000.00       $       120,000.00
            Credit extended by Parent or Affiliate            $               --        $      40,575.82       $        40,575.82
            Amounts collected on behalf of Affiliate          $               --        $      53,409.64       $        53,409.64
         Less: payments                                       $      (135,766.31)       $             --       $      (135,766.31)
                                                              ------------------        ----------------       ------------------
         End of month balance                                 $     5,499,931.78        $   4,253,859.75       $     9,753,791.53
                                                              ==================        ================       ==================

        0-30 Days             31-60 Days            61-90 Days               Over 90 Days         End of Month Total
        ---------             ----------            ----------               ------------         ------------------
      $ 651,128.20          $ 4,848,803.58          $       --                $       --             $5,499,931.78


**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of June 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,476,965.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For The Month Ending: June 30, 2001


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes                 Yes (X)                   No ( )

2. FICA withholdings                    Yes (X)                   No ( )

3. Employee's withholdings              Yes (X)                   No ( )

4. Employer's FICA                      Yes (X)                   No ( )

5. Federal unemployment taxes           Yes (X)                   No ( )

6. State income tax                     Yes (X)                   No ( )

7. State employee withholdings          Yes (X)                   No ( )

8. All other state taxes                  See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                         /s/ Henry C. Lyon
                         -----------------------------------------------------
                         For the Debtor In Possession

                         Henry C. Lyon
                         Designated Officer


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                    $     1,247,823.48

RECEIPTS:
     1. Receipts from Operations                                                     $       115,744.00
     2. Other Receipts                                                               $         7,153.57
                                                                                     ------------------
TOTAL RECEIPTS                                                                       $       122,897.57

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                 $               --
         b. Others                                                                   $               --
     4. Taxes
         a. Federal Income Taxes                                                     $               --
         b. FICA Withholdings                                                        $               --
         c. Employee's withholdings                                                  $               --
         d. Employer's FICA                                                          $               --
         e. Federal Unemployment Taxes                                               $               --
         f. State Income Tax                                                         $               --
         g. State Employee withholdings                                              $               --
         h. All other state taxes                                                    $           717.14

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                              $       148,336.30
         b. Utilities                                                                $        26,704.10
         c. Insurance (Paid by Parent or Affiliate)                                  $        (3,278.55)
         d. Merchandise bought for manufacture or sell                               $               --
         e. Other necessary expenses
            Computer Access (Paid by Parent or Affiliate)                            $         9,250.00
            Employee Expenses                                                        $         2,033.43
            Building Maintenance                                                     $           300.00
                                                                                     ------------------

TOTAL DISBURSEMENTS                                                                  $       184,062.42
Add:  Disbursements made on behalf of Parent or Affiliates                           $        13,512.72
Less:  Disbursements paid by Parent or Affiliates                                    $        (5,971.45)
                                                                                     ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                         $       191,603.69

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                  $       (68,706.12)

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                              $               --
                                                                                     ------------------

ENDING BALANCE IN Citibank                                                           $         8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                                    $       778,641.02
ENDING BALANCE IN BofA-Dallas TX                                                     $       399,506.91
ENDING BALANCE IN Cash Receipts Clearing                                             $        (7,866.52)
ENDING BALANCE IN Petty Cash-Corporate                                               $           403.05
                                                                                     ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                       $     1,179,117.36
                                                                                     ==================


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2001

Bank:                Bank of America
Location:            Atlanta, GA
Account Name:        BofA-Atlanta GA
Account Number:      329979536

     DATE RECEIVED                                      DESCRIPTION                                           AMOUNT
     -------------                                      -----------                                           ------
Receipts from Operations:
                07/02/01                           Capsule Communications                                 $  30,101.05
                07/17/01                                  WorldCom                                        $     798.20
                07/17/01                           Capsule Communications                                 $  12,419.20
                07/23/01                              General Telecom                                     $  22,352.00
                07/24/01                              General Telecom                                     $  35,500.00
                07/25/01                    Interactive Media Technologies, Inc.                          $     755.91
                07/31/01                           Capsule Communications                                 $  13,817.64
                                                                                                          ------------
                                                                                                          $ 115,744.00

Other Receipts:
                07/09/01                          Auctioneers & Associates                                $     337.75
                07/25/01                             Stahelin Partners                                    $   6,794.46
                                                                                                          ------------
                                                                                                          $   7,132.21
                                                                                                          ------------

                                                                                                          $ 122,876.21
                                                                                                          ============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2001

Bank:                 Citibank
Location:             Washington, DC
Account Name:         Money Management Account
Account Number:       66755141

DATE RECEIVED                                      DESCRIPTION                                    AMOUNT
-------------                                      -----------                                    ------
  06/30/01                                           Interest                                    $  21.36
                                                                                                 --------
                                                                                        Total    $  21.36
                                                                                                 ========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2001

Bank:                     Bank of America
Location:                 Dallas, TX
Account Name:
Account Number:           3751469007


DATE DISBURSED           CHECK NUMBER                        DESCRIPTION                AMOUNT
--------------           ------------                        -----------           ------------
    7/6/2001             0000001299            BELLSOUTH                               1,800.51
    7/6/2001             0000001300            BELLSOUTH                                 255.80
    7/6/2001             0000001301            BELLSOUTH                               1,386.66
    7/6/2001             0000001302            VERIZON                                   194.17
    7/6/2001             0000001303            PACIFIC BELL                              174.05
    7/6/2001             0000001304            PACIFIC BELL                               50.05
    7/6/2001             0000001305            PACIFIC BELL                              473.33
    7/6/2001             0000001306            PACIFIC BELL                               57.10
    7/6/2001             0000001307            AT&T                                      130.93
    7/6/2001             0000001308            AMERTIECH                                 349.76
    7/6/2001             0000001309            VERIZON                                   509.53
    7/6/2001             0000001310            PACIFIC BELL                              133.32
    7/6/2001             0000001311            PACIFIC BELL                              158.43
    7/6/2001             0000001312            VERIZON                                   445.45
    7/6/2001             0000001313            SWBT                                      238.85
    7/6/2001             0000001314            QWEST                                   3,400.27
    7/6/2001             0000001315            VERIZON                                     2.69
    7/6/2001             0000001316            CINGULAR                                  644.01
    7/6/2001             0000001317            TMR, INC                               40,174.00
    7/6/2001             0000001318            NEW WORLD TOWER                        10,412.61
    7/6/2001             0000001320            DESCALSO HOWARD                         8,585.00
    7/6/2001             0000001322            HATFIELD PHILIP                        10,017.16
    7/6/2001             0000001323            Waterton Printe                        13,512.72
    7/6/2001             0000001324            AMERICAN BLDG MAINTENANCE               1,006.12
    7/6/2001             0000001325            COSTA BRAVA                               276.90
    7/6/2001             0000001326            FIRSTTECH CORPORATION                   1,055.44
    7/6/2001             0000001327            PAUL CLISHAM                            1,370.00
   7/10/2001             0000001328            AMERITECH                                 363.47
   7/10/2001             0000001329            PACIFIC BELL                               87.09
   7/10/2001             0000001330            QUINBY BUILDING                        18,261.18
   7/10/2001             0000001331            111 EIGHTH AVEN                        38,774.00
   7/10/2001             0000001332            VANGUARD ARCHIVES                         608.48
   7/10/2001             0000001333            COMED                                   2,702.31
   7/10/2001             0000001334            ONE WILSHIRE ARCADE                     8,060.57
   7/10/2001             0000001335            AMERICAN BLDG MAINTENANCE                 450.50
   7/10/2001             0000001336            COMPUTER-SITE AIR                         754.80
   7/11/2001             0000001337            PALACIOS JANITOR                          100.00
   7/12/2001             0000001339            CITY TREASURER                            679.48
   7/18/2001             0000001340            ROBERT GARCIA                              49.00
   7/18/2001             0000001341            NEXTEL                                  1,941.48
   7/18/2001             0000001342            PALACIOS JANITOR                          100.00
   7/30/2001             0000001343            ROBERT HOLLOWAY                           434.43
   7/30/2001             0000001344            PACIFIC BELL                               44.23
   7/30/2001             0000001345            SOUTHWESTERN BELL                         223.07
   7/30/2001             0000001346            VERIZON                                    38.10
   7/30/2001             0000001347            TENNESSEE DEPT                             15.30
   7/30/2001             0000001348            VANGUARD ARCHIVES                         608.48
   7/30/2001             0000001349            CITY TREASURER                             22.36
   7/30/2001             0000001350            NEXTEL                                  4,000.00
   7/30/2001             0000001351            HATFIELD PHILIPS                        9,291.06
   7/30/2001             0000001352            PALACIOS JANITOR                          100.00
   7/30/2001             0000001353            NBANC                                      25.00
   7/30/2001             0000001354            PAUL CLISHAM                              180.00
   7/30/2001             0000001355            SAN DIEGO GAS & ELECTRIC                6,874.44
                                                                                   ------------
                                                                 Total             $ 191,603.69

Less Disbursements made on behalf of Parent or Affiliate                           $ (13,512.72)
                                                                                   ------------

                                                                                   $ 178,090.97
                                                                                   ============


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2001

STATEMENT OF INVENTORY

    Beginning Inventory                    $  --
    Add: purchases                         $  --
    Less: goods sold                       $  --
                                           -----

    Ending inventory                       $  --
                                           =====

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period          $  --
    Payroll taxes due but unpaid           $  --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                           DATE REGULAR            AMOUNT OF              NUMBER OF                AMOUNT OF
     NAME OF CREDITOR/LESSOR              PAYMENT IS DUE        REGULAR PAYMENT      PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
     -----------------------              --------------        ---------------      -------------------      -------------------
     TMR, Inc                                7/1/2001             $  40,174.00                 0                       $--
     New World Tower Partners                7/1/2001             $  12,651.40                 0                       $--
     Quinby Building Inc                     7/1/2001             $  10,087.82                 0                       $--
     111 Eight Ave, LLC                      7/1/2001             $  42,485.59                 0                       $--
     Descalso Howard                         7/1/2001             $   8,585.00                 0                       $--
     One Wilshire Arcade                     7/1/2001             $   7,938.44                 0                       $--
     Hatfield Philips                        7/1/2001             $   5,371.63                 0                       $--


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                    For the Month Ending: July 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                        3RD PARTY            INTERCOMPANY            TOTAL
                                                       -------------------------------------------------------------
     Beginning of month balance                        $  107,951,491.12      $  7,038,090.88     $  114,989,582.00
     Add: sales on account                             $              --      $            --     $              --
     Less: customer credits                            $     (974,266.73)     $            --     $     (974,266.73)
     Add: intercompany activity                        $              --      $     13,512.72     $       13,512.72
     Less: collections                                 $     (115,744.00)     $            --     $     (115,744.00)
     Less: offsets                                     $              --      $            --     $              --
     Less: application of customer deposits            $      (49,988.00)     $            --     $      (49,988.00)
                                                       -------------------------------------------------------------
     End of month balance                              $  106,811,492.39      $  7,051,603.60     $  113,863,095.99
                                                       =============================================================

  0-30 Days               31-60 Days               61-90 Days             Over 90 Days          End of Month Total
------------            --------------           --------------          ---------------        ------------------
$ 365,177.70            $ 4,573,879.17           $ 2,311,615.69          $ 99,560,819.83         $ 106,811,492.39

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                   3RD PARTY            INTERCOMPANY          TOTAL
                                                                 --------------------------------------------------------
     Beginning of month balance                                  $  5,499,931.78      $  4,253,859.75     $  9,753,791.53
     Add: sales on account**                                     $    184,062.42      $            --     $    184,062.42
     Add: intercompany activity
        Expenses paid directly by Parent or Affiliate            $     (5,971.45)     $      5,971.45     $            --
        Net cash advanced by Parent or Affiliate                 $            --      $            --     $            --
        Credit extended by Parent or Affiliate                   $            --      $            --     $            --
        Amounts collected on behalf of Affiliate                 $            --      $            --     $            --
     Less: payments                                              $   (178,090.97)     $            --     $   (178,090.97)
                                                                 --------------------------------------------------------
     End of month balance                                        $  5,499,931.78      $  4,259,831.20     $  9,759,762.98
                                                                 ========================================================

  0-30 Days               31-60 Days               61-90 Days             Over 90 Days          End of Month Total
------------            --------------           --------------          ---------------        ------------------
$         --            $   651,128.20           $ 4,848,803.58          $            --         $    5,499,931.78

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of July 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,951,535.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For The Month Ending: July 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                     Yes (X)                         No ( )

         2.        FICA withholdings                        Yes (X)                         No ( )

         3.        Employee's withholdings                  Yes (X)                         No ( )

         4.        Employer's FICA                          Yes (X)                         No ( )

         5.        Federal unemployment taxes               Yes (X)                         No ( )

         6.        State income tax                         Yes (X)                         No ( )

         7.        State employee withholdings              Yes (X)                         No ( )

         8.        All other state taxes                                See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        /s/ Henry C. Lyon
                                        ---------------------------------------
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                    $  1,179,117.36

RECEIPTS:
     1. Receipts from Operations                                                     $    592,192.02
         Receipts from Operations (Received on behalf of Affiliate)                  $  5,063,791.67
     2. Other Receipts                                                               $            --
         Other Receipts (Received by Parent/Affiliate)                               $  1,247,320.00
                                                                                     ---------------
TOTAL RECEIPTS                                                                       $  6,903,303.69
Less: Receipts (Received by Parent/Affiliate)                                        $ (1,247,320.00)
                                                                                     ---------------
ADJUSTED TOTAL RECEIPTS                                                              $  5,655,983.69

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                 $            --
         b. Others                                                                   $            --
     4. Taxes
         a. Federal Income Taxes                                                     $            --
         b. FICA Withholdings                                                        $            --
         c. Employee's withholdings                                                  $            --
         d. Employer's FICA                                                          $            --
         e. Federal Unemployment Taxes                                               $            --
         f. State Income Tax                                                         $            --
         g. State Employee withholdings                                              $            --
         h. All other state taxes

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                              $    114,990.98
         b. Utilities                                                                $     20,250.52
         c. Insurance (Paid by Parent or Affiliate)                                  $        480.29
         d. Merchandise bought for manufacture or sell                               $            --
         e. Other necessary expenses
             Computer Access (Paid by Parent or Affiliate)                           $      8,625.00
             Office Supplies                                                         $      1,603.82
             Commissions on Equipment Sales (Paid by Parent or Affiliate)            $     80,500.00
             Building Maintenance (Paid by Parent or Affiliate)                      $        883.32
             Building Maintenance                                                    $      2,168.42
                                                                                     ---------------

TOTAL DISBURSEMENTS                                                                  $    229,502.35
Add: Disbursements made on behalf of Parent or Affiliates                            $     90,236.03
Less: Disbursements paid by Parent or Affiliates                                     $    (90,488.61)
                                                                                     ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                         $    229,249.77

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                  $  5,426,733.92

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                              $    150,000.00
                                                                                     ---------------

ENDING BALANCE IN Citibank                                                           $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                                    $    699,391.25
ENDING BALANCE IN BofA-Dallas TX                                                     $  6,055,490.60
ENDING BALANCE IN Cash Receipts Clearing                                             $     (7,866.52)
ENDING BALANCE IN Petty Cash-Corporate                                               $        403.05

                                                                                     ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                       $  6,755,851.28
                                                                                     ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            BofA-Dallas, TX
Account Number:          3751469007

      DATE RECEIVED                           DESCRIPTION                      AMOUNT
-------------------------            ------------------------------        --------------
Receipts from Operations:
            08/01/01                              ITC                      $       225.00
            08/07/01                          Octet Brazil                 $       124.00
            08/15/01                 Locus Telecommunications, Inc.        $   419,366.11
            08/17/01                            Dancris                    $   115,000.00
            08/29/01                            Global                     $    55,268.02
            08/31/01                            McLeod                     $     2,208.89
                                                                           --------------

                                                                           $   592,192.02

Receipts from Operations (Received on behalf of World Access Telecommunications Group):
            08/31/01                     McLeod (For Comm/Net)             $ 4,972,584.49
            08/31/01                     McLeod (For Primetec)             $    91,207.18
                                                                           --------------

                                                                           $ 5,063,791.67
                                                                           --------------

                                                                           $ 5,655,983.69
                                                                           ==============

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending August 31, 2001

                DEPOSITED IN PARENT'S OR AFFILIATE'S BANK ACCOUNT
                     (TO BE TRANSFERRED TO DEBTOR'S ACCOUNT)

                       WHERE
DATE RECEIVED        DEPOSITED                     DESCRIPTION                           AMOUNT
-------------        ---------       ----------------------------------------         -------------
   08/02/01            WAXS          Soledan OY (FCI Finland Sale Proceeds)           $  299,980.00
   08/28/01            WAXS          American Tower (LA Switch Site Proceeds)         $  947,340.00
                                                                                      -------------

                                                                                      $1,247,320.00
                                                                                      =============

Parent and Affiliate Abbreviations:
                     WAXS   World Access, Inc.
                     WATP   WA Telecom Products Co., Inc.
                      WxC   WorldxChange Communications, Inc.
                     WATG   World Access Telecommunications Group, Inc.

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2001

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:
Account Number:          3299979536


DATE DISBURSED        CHECK NUMBER             DESCRIPTION                           AMOUNT
--------------        ------------             -----------                           ------

   08/02/01            0000001356            TMR, INC                              40,174.00
   08/02/01            0000001357            NEW WORLD TOWER                       10,412.61
   08/02/01            0000001358            QUINBY BUILDING                       10,087.82
   08/02/01            0000001359            111 EIGHTH AVEN                       27,485.59
   08/02/01            0000001360            DESCALSO HOWARD                        8,585.00
   08/02/01            0000001361            ONE WILSHIRE ARCADE                    7,613.66
   08/02/01            0000001362            HATFIELD PHILIP                       10,017.16
   08/02/01            0000001363            WATERTON PRINTE                       12,784.41
   08/03/01            0000001364            CITY TREASURER                         3,190.70
   08/08/01            0000001365            PALACIOS JANITOR                         200.00
   08/08/01            0000001366            GREATER SD AIR                           114.50
   08/09/01            0000001367            BELLSOUTH                                733.31
   08/09/01            0000001368            VERIZON                                  240.64
   08/09/01            0000001369            PACIFIC BELL                             292.38
   08/09/01            0000001370            PACIFIC BELL                               4.39
   08/09/01            0000001371            VERIZON                                  176.44
   08/09/01            0000001372            VOID                                         --
   08/09/01            0000001373            WATERTON PRINTE                          455.44
   08/09/01            0000001374            NEXTEL                                 2,937.52
   08/09/01            0000001375            CITY TREASURER                           584.35
   08/16/01            0000001376            BELLSOUTH                                137.95
   08/16/01            0000001377            VERIZON                                   34.78
   08/16/01            0000001378            AIRBORNE EXPRES                           26.00
   08/16/01            0000001379            PALACIOS JANITOR                         100.00
   08/20/01            0000001380            VOID                                         --
   08/20/01            0000001381            ONE WILSHIRE ARCADE                   76,996.18
   08/20/01            0000001382            OFFICE DEPOT                           1,069.63
   08/21/01            0000001383            ROBERT HOLLOWAY                          508.19
   08/21/01            0000001384            WASTE MANAGEMEN                          364.78
   08/22/01            0000001385            PALACIOS JANITOR                         100.00
   08/23/01            0000001386            AMERITECH                                147.36
   08/23/01            0000001387            AMERITECH                                 21.58
   08/23/01            0000001388            AMERITECH                                 21.58
   08/23/01            0000001389            PACIFIC BELL                              74.53
   08/23/01            0000001390            111 EIGHTH AVEN                          520.13
   08/23/01            0000001391            WASTE MANAGEMEN                          729.56
   08/23/01            0000001392            VOID                                         --
   08/23/01            0000001393            BELLSOUTH                                136.39
   08/27/01            0000001394            BDW LOCK SPECIA                          459.58
   08/29/01            0000001395            PALACIOS JANITOR                         100.00
   08/31/01            0000001396            BELLSOUTH                                705.83
   08/31/01            0000001397            VERIZON                                  228.72
   08/31/01            0000001398            PACIFIC BELL                              51.88
   08/31/01            0000001399            NEW WORLD TOWER                           95.01
   08/31/01            0000001400            CITY TREASURER                         1,802.83
   08/31/01            0000001401            SAN DIEGO GAS & ELECTRIC               8,072.18
   08/31/01            0000001402            NEXTEL                                   655.18
                                                                                 -----------
                                                                          Total  $229,249.77

Less Disbursements made on behalf of Parent or Affiliate                         $(90,236.03)
                                                                                 -----------

                                                                                 $139,013.74
                                                                                 ===========


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: August 31, 2001



STATEMENT OF INVENTORY
    Beginning Inventory                      $     --
    Add: purchases                           $     --
    Less: goods sold                         $     --
                                             --------
    Ending inventory                         $     --
                                             ========

PAYROLL INFORMATION STATEMENT
    Gross payroll for this period            $     --
    Payroll taxes due but unpaid             $     --


              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                   DATE REGULAR           AMOUNT OF             NUMBER OF                  AMOUNT OF
NAME OF CREDITOR/LESSOR           PAYMENT IS DUE       REGULAR PAYMENT      PAYMENTS DELINQUENT       PAYMENTS DELINQUENT
-----------------------           --------------       ---------------      -------------------       -------------------

TMR, Inc                            8/1/2001            $40,174.00                   0                      $     --
New World Tower Partners            8/1/2001            $12,651.40                   0                      $     --
Quinby Building Inc                 8/1/2001            $10,087.82                   0                      $     --
111 Eight Ave, LLC                  8/1/2001            $42,485.59                   0                      $     --
Descalso Howard                     8/1/2001            $ 8,585.00                   0                      $     --
One Wilshire Arcade                 8/1/2001            $ 7,938.44                   0                      $     --
Hatfield Philips                    8/1/2001            $ 5,371.63                   0                      $     --


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: August 31, 2001

STATEMENT OF AGED RECEIVABLES


ACCOUNTS RECEIVABLE                                    3RD PARTY                 INTERCOMPANY                  TOTAL
                                                     ---------------             -------------            ---------------
   Beginning of month balance                        $106,811,492.39             $7,051,603.60            $113,863,095.99
   Add: sales on account                             $     64,261.64             $          --            $     64,261.64
   Less: customer credits                            $    (71,739.16)            $          --            $    (71,739.16)
   Add: intercompany activity                        $            --             $1,187,556.03            $  1,187,556.03
   Less: collections                                 $   (592,192.02)            $          --            $   (592,192.02)
   Less: offsets                                     $            --             $          --            $            --
   Less: application of customer deposits            $            --             $          --            $            --
                                                     ---------------             -------------            ---------------
   End of month balance                              $106,211,822.85             $8,239,159.63            $114,450,982.48
                                                     ===============             =============            ===============


 0-30 Days          31-60 Days          61-90 Days            Over 90 Days          End of Month Total
----------         -----------         -------------         ---------------        ------------------
$16,494.15         $202,988.42         $4,431,370.56         $101,560,969.72        $106,211,822.85


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                                                                 3RD PARTY               INTERCOMPANY                TOTAL
                                                               -------------             -------------            --------------
   Beginning of month balance                                  $5,499,931.78             $4,259,831.20            $ 9,759,762.98
   Add: sales on account**                                     $  229,502.35             $          --            $   229,502.35
   Add: intercompany activity                                                                                     $           --
      Expenses paid directly by Parent or Affiliate            $  (90,488.61)            $   90,488.61            $           --
      Net cash advanced by Parent or Affiliate                 $          --             $          --            $           --
      Credit extended by Parent or Affiliate                   $          --             $          --            $           --
      Amounts collected on behalf of Affiliate                 $          --             $5,063,791.67            $ 5,063,791.67
   Less: payments                                              $ (139,013.74)            $          --            $  (139,013.74)
                                                               -------------             -------------            --------------
   End of month balance                                        $5,499,931.78             $9,414,111.48            $14,914,043.26
                                                               =============             =============            ==============


0-30 Days      31-60 Days      61-90 Days             Over 90 Days           End of Month Total
---------      ----------      ----------             ------------           ------------------
$     --       $     --       $651,128.20            $4,848,803.58            $5,499,931.78


** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of August 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,244,028.


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For The Month Ending: August 31, 2001


                               TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.  Federal income taxes               Yes [X]               No [ ]

       2.  FICA withholdings                  Yes [X]               No [ ]

       3.  Employee's withholdings            Yes [X]               No [ ]

       4.  Employer's FICA                    Yes [X]               No [ ]

       5.  Federal unemployment taxes         Yes [X]               No [ ]

       6.  State income tax                   Yes [X]               No [ ]

       7.  State employee withholdings        Yes [X]               No [ ]

       8.  All other state taxes                     See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                   DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                    /s/ Henry C. Lyon
                                    -------------------------------------------
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer


                            OPERATING REPORT Page 8

                    IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.           CASE NUMBER: 01-14643-SPS

               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                   For the Month Ending: September 30, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                                   $ 6,755,851.28
     Add:  Checks voided during period                                              $   141,013.66
                                                                                    --------------
Adjusted Beginning Balance in All Accounts                                          $ 6,896,864.94

RECEIPTS:
     1. Receipts from Operations                                                    $   130,943.44
         Receipts from Operations (Received on behalf of Affiliate)                 $    27,972.79
     2. Other Receipts                                                              $   157,098.61
                                                                                    --------------
TOTAL RECEIPTS                                                                      $   316,014.84

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                $           --
         b. Others                                                                  $           --
     4. Taxes
         a. Federal Income Taxes                                                    $           --
         b. FICA Withholdings                                                       $           --
         c. Employee's withholdings                                                 $           --
         d. Employer's FICA                                                         $           --
         e. Federal Unemployment Taxes                                              $           --
         f. State Income Tax                                                        $           --
         g. State Employee withholdings                                             $           --
         h. All other state taxes

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                             $   133,285.55
         b. Utilities                                                               $    49,429.45
         c. Insurance (Paid by Parent or Affiliate)                                 $           --
         d. Merchandise bought for manufacture or sell                              $           --
         e. Other necessary expenses
             Computer Access (Paid by Parent or Affiliate)                          $     8,625.00
             Office Supplies                                                        $       565.56
             Employee Expenses (Paid by Parent or Affiliate)                        $     2,428.64
             Building Maintenance                                                   $     2,226.37
                                                                                    --------------

TOTAL DISBURSEMENTS                                                                 $   196,560.57
Add:  Disbursements made on behalf of Parent or Affiliates                          $    12,152.20
Less: Disbursements paid by Parent/Affiliate                                        $   (11,053.64)
                                                                                    --------------
ADJUSTED DISBURSEMENTS                                                              $   197,659.13

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                 $   118,355.71

NET INTERCOMPANY SWEEP TRANSFERS - WATG                                             $(5,063,791.67)
NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                             $ 1,247,320.00
                                                                                    --------------

ENDING BALANCE IN Citibank                                                          $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                                   $ 2,072,854.56
ENDING BALANCE IN BofA-Dallas TX                                                    $ 1,124,924.99
ENDING BALANCE IN Cash Receipts Clearing                                            $    (7,866.52)
ENDING BALANCE IN Petty Cash-Corporate                                              $       403.05

                                                                                    --------------
ENDING BALANCE IN ALL ACCOUNTS                                                      $ 3,198,748.98
                                                                                    ==============



                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2001

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536


     DATE RECEIVED                                      DESCRIPTION                                             AMOUNT
     -------------                                      -----------                                             ------
Receipts from Operations:
                09/20/01                                 Rapid Link                                            $  22,725.37
                09/20/01                             Interactive Media                                         $     755.91
                                                                                                               ------------
                                                                                                               $  23,481.28

Other Receipts:
                09/20/01             Sale of FCI Belgium - Scarlett Telecommunications                         $ 150,000.00
                09/20/01                         Commonwealth Edison Refund                                    $   4,396.30
                09/20/01                         Commonwealth Edison Refund                                    $   2,702.31
                                                                                                               ------------
                                                                                                               $ 157,098.61
                                                                                                               ------------
                                                                                                               $ 180,579.89
                                                                                                               ============

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.           CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            BofA-Dallas, TX
Account Number:          3751469007


     DATE RECEIVED                                      DESCRIPTION                                         AMOUNT
     -------------                                      -----------                                         ------
      09/06/01                                           Telstar                                          $ 100,000.00
      09/10/01                                      NTS Communications                                    $  35,434.95
                                                                                                          ------------
                                                                                                          $ 135,434.95

Less:  Receipts received on behalf of World Access Telecommunications Group, Inc.                           (27,972.79)
                                                                                                          ------------
                                                                                                          $ 107,462.16
                                                                                                          ============


                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2001

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:
Account Number:                   3299979536


          DATE DISBURSED CHECK NUMBER                             DESCRIPTION                                           AMOUNT
          -------------- ------------                             -----------                                           ------
                09/04/01 0000001403          GREATER SD AIR                                                               68.00
                09/05/01 0000001404          PALACIOS JANITOR                                                            250.00
                09/07/01 0000001405          TMR, INC.                                                                40,174.00
                09/07/01 0000001406          NEW WORLD TOWER                                                          13,618.01
                09/07/01 0000001407          VOID                                                                            --
                09/07/01 0000001408          111 EIGHTH AVEN                                                          36,866.34
                09/07/01 0000001409          CITY TREASURER                                                              436.94
                09/07/01 0000001410          NEXTEL                                                                      670.37
                09/07/01 0000001411          DESCALSO HOWARD                                                           8,585.00
                09/07/01 0000001412          ONE WILSHIRE ARCADE                                                      24,025.04
                09/07/01 0000001413          HATFIELD PHILIP                                                          10,017.16
                09/07/01 0000001414          WATERTON PRINTE                                                          12,152.20
                09/10/01 0000001415          PACIFIC GAS & E                                                          42,088.61
                09/13/01 0000001416          VOID                                                                            --
                09/13/01 0000001417          VOID                                                                            --
                09/13/01 0000001418          AMERITECH                                                                     17.98
                09/13/01 0000001419          BELLSOUTH                                                                  2,050.93
                09/13/01 0000001420          PACIFIC BELL                                                                  50.72
                09/13/01 0000001421          AT&T                                                                          20.85
                09/13/01 0000001422          AMERICAN BLDG M                                                              450.50
                09/13/01 0000001423          GRINNELL FIRE P                                                              310.00
                09/13/01 0000001424          WASTE MANAGEMEN                                                              158.85
                09/13/01 0000001425          BELLSOUTH                                                                    719.60
                09/13/01 0000001426          VERIZON                                                                      177.17
                09/14/01 0000001427          PALACIOS JANITOR                                                             100.00
                09/17/01 0000001428          WASTE MANAGEMENT                                                             364.02
                09/17/01 Wire                Transfer to WATG for receipts on WATG's behalf                         5,063,791.67
                09/21/01 0000001429          VERIZON                                                                       33.27
                09/21/01 0000001430          NEXTEL                                                                       951.73
                09/21/01 0000001431          OFFICE DEPOT                                                                 534.82
                09/21/01 0000001432          PALACIOS JANITOR                                                             100.00
                09/26/01 0000001433          PALACIOS JANITOR                                                             100.00
                09/28/01 0000001434          BELLSOUTH                                                                  2,104.29
                09/28/01 0000001435          PACIFIC BELL                                                                  52.03
                09/28/01 0000001436          CITY TREASURER                                                                54.96
                09/28/01 0000001437          UNITED PARCEL S                                                               30.74
                09/28/01 0000001438          JANI-KING SAN                                                                325.00
                                                                                                                    ------------

                                                                                                           Total  $ 5,261,450.80

Less Disbursements made on behalf of Parent or Affiliate                                                          $   (12,152.20)
                                                                                                                  --------------

                                                                                                                  $ 5,249,298.60
                                                                                                                  ==============


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.          CASE NUMBER: 01-14643-SPS

                   For the Month Ending: September 30, 2001

STATEMENT OF INVENTORY

    Beginning Inventory               $          --
    Add: purchases                    $          --
    Less: goods sold                  $          --
                                      -------------
    Ending inventory                  $          --
                                      =============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period     $          --
    Payroll taxes due but unpaid      $          --



               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                              DATE REGULAR            AMOUNT OF                NUMBER OF            AMOUNT OF
         NAME OF CREDITOR/LESSOR             PAYMENT IS DUE        REGULAR PAYMENT       PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
         -----------------------             --------------        ----------------     --------------------   -------------------
     TMR, Inc                                    9/1/2001           $ 40,174.00                   0              $        --
     New World Tower Partners                    9/1/2001           $ 12,651.40                   0              $        --
     Quinby Building Inc                         9/1/2001           $ 10,087.82                   1              $ 10,087.82
     111 Eight Ave, LLC                          9/1/2001           $ 42,485.59                   0              $        --
     Descalso Howard                             9/1/2001           $  8,585.00                   0              $        --
     One Wilshire Arcade                         9/1/2001           $  7,938.44                   0              $        --
     Hatfield Philips                            9/1/2001           $  5,371.63                   0              $        --


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.           CASE NUMBER: 01-14643-SPS

                    For the Month Ending: September 30, 2001

STATEMENT OF AGED RECEIVABLES


ACCOUNTS RECEIVABLE                                       3RD PARTY               INTERCOMPANY            TOTAL
                                                       ---------------         ---------------       ---------------
         Beginning of month balance                    $106,211,822.85         $  8,239,159.63       $114,450,982.48
         Add: sales on account                         $            --         $            --       $            --
         Add: customer credits                         $            --         $            --       $            --
         Add: intercompany activity                    $            --         $ (1,235,167.80)      $ (1,235,167.80)
         Less: collections                             $   (130,943.44)        $            --       $   (130,943.44)
         Less: offsets                                 $            --         $            --       $            --
         Less: application of customer deposits        $            --         $            --       $            --
                                                       ---------------         ---------------       ---------------
         End of month balance                          $106,080,879.41         $  7,003,991.83       $113,084,871.24
                                                       ===============         ===============       ===============

        0-30 Days                    31-60 Days                61-90 Days           Over 90 Days            End of Month Total
        ---------                    ----------                ----------            ------------           ------------------
         $ --                       $ 16,494.15              $ 202,988.42          $ 105,861,396.84         $ 106,080,879.41


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                    3RD PARTY          INTERCOMPANY              TOTAL
                                                                 ---------------      ---------------        --------------
         Beginning of month balance                              $ 5,499,931.78        $ 9,414,111.48        $14,914,043.26
         Add: sales on account**                                 $   206,648.39        $           --        $   206,648.39
         Add: intercompany activity
            Expenses paid directly by Parent or Affiliate        $   (11,053.64)       $    11,053.64        $           --
            Net cash advanced by Parent or Affiliate             $           --        $           --        $           --
            Credit extended by Parent or Affiliate               $           --        $           --        $           --
            Amounts collected on behalf of Affiliate             $           --        $(5,035,818.88)       $(5,035,818.88)
         Less: payments                                          $  (185,506.93)       $           --        $  (185,506.93)
                                                                 --------------        --------------        --------------
         End of month balance                                    $ 5,510,019.60        $ 4,389,346.24        $ 9,899,365.84
                                                                 ==============        ==============        ==============


        0-30 Days                31-60 Days            61-90 Days           Over 90 Days           End of Month Total
        ---------                ----------            ----------           ------------           ------------------
       $ 10,087.82                $ --                 $     --            $ 5,499,931.78           $ 5,510,019.60

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of September 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,481,672.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.           CASE NUMBER: 01-14643-SPS

                 For The Month Ending: September 30, 2001


                               TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes              Yes (X)         No ( )

       2.    FICA withholdings                 Yes (X)         No ( )

       3.    Employee's withholdings           Yes (X)         No ( )

       4.    Employer's FICA                   Yes (X)         No ( )

       5.    Federal unemployment taxes        Yes (X)         No ( )

       6.    State income tax                  Yes (X)         No ( )

       7.    State employee withholdings       Yes (X)         No ( )

       8.    All other state taxes                 See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                     DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                    /s/ Henry C. Lyon
                                    -------------------------------------------
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer


                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                                    $3,198,748.98

RECEIPTS:
     1. Receipts from Operations                                                     $  216,511.82
     2. Other Receipts                                                               $  112,060.26
         Other Receipts (Received by Parent or Affiliate)                            $  315,900.00
                                                                                     -------------
TOTAL RECEIPTS                                                                       $  644,472.08
Less:  Receipts received by Parent or Affiliate                                      $ (315,900.00)
                                                                                     -------------
ADJUSTED RECEIPTS                                                                    $  328,572.08

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                 $          --
         b. Others                                                                   $          --
     4. Taxes
         a. Federal Income Taxes                                                     $          --
         b. FICA Withholdings                                                        $          --
         c. Employee's withholdings                                                  $          --
         d. Employer's FICA                                                          $          --
         e. Federal Unemployment Taxes                                               $          --
         f. State Income Tax                                                         $          --
         g. State Employee withholdings                                              $          --
         h. All other state taxes

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                              $   68,894.76
             Rent or mortgage payment(s) (Paid by Parent or Affiliate)               $   16,945.48
         b. Utilities                                                                $   12,224.80
         c. Insurance                                                                $          --
         d. Merchandise bought for manufacture or sell                               $          --
         e. Other necessary expenses
            Office Supplies                                                          $       73.00
            Employee Expenses                                                        $    1,062.53
            Commissions on Equipment Sales (Paid by Parent or Affiliate)             $   11,200.00
            Moving Expenses                                                          $    3,198.00
            Building Maintenance                                                     $    1,458.22
                                                                                     -------------

TOTAL DISBURSEMENTS                                                                  $  115,056.79
Less: Disbursements paid by Parent/Affiliate                                         $  (28,145.48)
Add: Disbursements made on behalf of Affiliate                                       $   12,784.41
                                                                                     -------------
ADJUSTED DISBURSEMENTS                                                               $   99,695.72

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                  $  228,876.36

NET INTERCOMPANY SWEEP TRANSFERS - WATG                                              $  (27,972.79)
                                                                                     -------------

ENDING BALANCE IN Citibank                                                           $    8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                                    $2,086,670.66
ENDING BALANCE IN BofA-Dallas TX                                                     $1,312,012.46
ENDING BALANCE IN Cash Receipts Clearing                                             $   (7,866.52)
ENDING BALANCE IN Petty Cash-Corporate                                               $      403.05
                                                                                     -------------
ENDING BALANCE IN ALL ACCOUNTS                                                       $3,399,652.55
                                                                                     =============


                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2001

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536


    DATE RECEIVED                                   DESCRIPTION                                  AMOUNT
    -------------                                   -----------                                  ------

Other Receipts:
                10/12/01            Sale of Cherry (Resurgens) DSC Switch - Somera            $ 37,000.00
                10/12/01            Sale of Equipment in Miami - Telecom Recyclers            $ 25,000.00
                10/15/01            Sale of FCI TDAX Equipment in Miami - Telpro              $ 37,500.00
                10/23/01            Sale of FCI TDAX Equipment in Miami - Telpro              $ 12,500.00
                                                                                              -----------
                                                                                              $112,000.00
                                                                                              ===========
Receipts from Operations:
              10/23/2001            Interactive Media                                              755.91
              10/23/2001            Interactive Media                                              755.91
                                                                                              -----------
                                                                                              $  1,511.82
                                                                                              ===========


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            BofA-Dallas, TX
Account Number:          3751469007


     DATE RECEIVED                        DESCRIPTION                     AMOUNT
     -------------                        -----------                     ------
Receipts from Operations:
                10/01/01                      BTI                      $ 70,000.00
                10/02/01                    Telstar                    $100,000.00
                10/04/01               Interactive Media               $ 30,000.00
                10/31/01                    Unilink                    $ 15,000.00
                                                                       -----------
                                                                       $215,000.00
                                                                       ===========

Other Receipts:
               10/2/2001                 Verizon Refund                $     10.26
               10/31/2001         Gary Morton - Furniture Sale         $     50.00
                                                                       -----------
                                                                       $     60.26
                                                                       ===========


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank:                     Bank of America
Location:                 Atlanta, GA
Account Name:
Account Number:                        3299979536


DATE DISBURSED     CHECK NUMBER                    DESCRIPTION                               AMOUNT
--------------     ------------                    -----------                               ------

   10/03/01         0000001439            PALACIOS JANITOR                                    100.00
   10/04/01         0000001440            AT&T                                                 12.00
   10/04/01         0000001441            QWEST                                             2,028.48
   10/04/01         0000001442            TMR, INC                                         40,174.00
   10/04/01         0000001443            EIGHTH AVENUE                                    14,955.03
   10/04/01         0000001444            CITY TREASURER                                      445.56
   10/04/01         0000001445            NEXTEL                                              598.24
   10/04/01         0000001446            DESCALSO HOWARD                                   8,585.00
   10/04/01         0000001447            WATERTON PRINTE                                  12,784.41
   10/09/01         0000001448            MINOLTA BUSINES                                      60.00
   10/10/01         0000001449            BELLSOUTH                                           586.71
   10/10/01         0000001450            QWEST                                             2,053.96
   10/10/01         0000001451            AIRBORNE                                             13.00
   10/10/01         0000001452            PALACIOS JANITOR                                    100.00
   10/17/01         0000001453            PALACIOS JANITOR                                    100.00
   10/17/01         0000001454            DANIELLE BOUCHARD                                   208.00
   10/18/01         0000001455            VERIZON                                             149.47
   10/18/01         0000001456            VERIZON                                             176.72
   10/18/01         0000001457            SAN DIEGO GAS & ELECTRIC                          4,101.56
   10/18/01         0000001458            HATFIELD PHILIP                                   4,780.73
   10/19/01         0000001459            ROBERT HOLLOWAY                                     498.53
   10/22/01         0000001460            QUICKSILVER MOVERS                                  300.00
   10/22/01         0000001461            PALACIOS JANITOR                                    100.00
   10/22/01         0000001462            VOID                                                    --
   10/22/01         0000001463            DEPARTMENT OF INDUSTRIAL RELATIONS                  110.00
   10/22/01         0000001464            WASTE MANAGEMEN                                     364.02
   10/23/01         0000001465            QUICKSILVER MOVERS                                1,152.00
   10/25/01         0000001466            DANIELLE BOUCHARD                                   212.00
   10/25/01         0000001467            ROBERT RAY                                          750.00
   10/29/01         0000001468            BELLSOUTH                                         2,072.10
   10/29/01         0000001469            MISSION ROCK CHURCH                                 400.00
   10/29/01         0000001470            DANIELLE BOUCHARD                                   144.00
   10/30/01         0000001471            LOCK TECH                                           120.40
   10/31/01         0000001472            PALACIOS JANITOR                                    100.00
   10/31/01         0000001473            QUICKSILVER MOVERS                                  240.00
   10/31/01         0000001474            QUICKSILVER MOVERS                                  163.00
   10/31/01         0000001475            WASTE MANAGEMEN                                     363.80
   10/31/01         0000001476            QUICKSILVER MOVERS                                  241.50
   10/31/01         0000001477            QUICKSILVER MOVERS                                  351.50
                                                                                         -----------
                                                                                  Total  $ 99,695.72

Less Disbursements made on behalf of Parent or Affiliate                                 $(12,784.41)
                                                                                         ------------

                                                                                         $ 86,911.31
                                                                                         ===========


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                    For the Month Ending: October 31, 2001


STATEMENT OF INVENTORY
    Beginning Inventory                      $   --
    Add: purchases                           $   --
    Less: goods sold                         $   --
                                             ------
    Ending inventory                         $   --
                                             ======

PAYROLL INFORMATION STATEMENT
    Gross payroll for this period            $   --
    Payroll taxes due but unpaid             $   --


              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                   DATE REGULAR          AMOUNT OF               NUMBER OF                AMOUNT OF
NAME OF CREDITOR/LESSOR           PAYMENT IS DUE      REGULAR PAYMENT        PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
-----------------------           --------------      ----------------       --------------------    -------------------

TMR, Inc                            9/1/2001            $40,174.00                     0                 $       --
New World Tower Partners            9/1/2001            $12,651.40                     0                 $       --
Quinby Building Inc                 9/1/2001            $10,087.82                     2                 $20,175.64
111 Eight Ave, LLC                  9/1/2001            $42,485.59                     0                 $       --
Descalso Howard                     9/1/2001            $ 8,585.00                     0                 $       --
One Wilshire Arcade                 9/1/2001            $ 7,938.44                     1                 $ 7,938.44
Hatfield Philips                    9/1/2001            $ 5,371.63                     0                 $       --

                                                                                                         $18,026.26



                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: October 31, 2001

STATEMENT OF AGED RECEIVABLES


ACCOUNTS RECEIVABLE                                     3RD PARTY                 INTERCOMPANY                  TOTAL
                                                      ---------------             -------------            ---------------

    Beginning of month balance                        $106,080,879.41             $7,003,991.83            $113,084,871.24
    Add: sales on account                             $            --             $          --            $            --
    Add: customer credits                             $            --             $          --            $            --
    Add: intercompany activity                        $            --             $  328,684.41            $    328,684.41
    Less: collections                                 $   (521,274.39)            $          --            $   (521,274.39)
    Less: offsets                                     $            --             $          --            $            --
    Less: application of customer deposits            $   (385,796.05)            $          --            $   (385,796.05)
                                                      ---------------             -------------            ---------------
    End of month balance                              $105,173,808.97             $7,332,676.24            $112,506,485.21
                                                      ===============             =============            ===============


0-30 Days          31-60 Days          61-90 Days             Over 90 Days             End of Month Total
---------          ----------          ----------             ------------             ------------------
$   --              $   --             $16,494.15            $105,157,314.82            $105,173,808.97


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                                                                  3RD PARTY              INTERCOMPANY                  TOTAL
                                                                -------------            ------------               -------------

    Beginning of month balance                                  $5,510,019.60             $4,389,346.24             $9,899,365.84
    Add: sales on account**                                     $  133,083.05             $          --             $  133,083.05
    Add: intercompany activity
       Expenses paid directly by Parent or Affiliate            $  (28,145.48)            $   28,145.48             $          --
       Net cash advanced by Parent or Affiliate                 $          --             $          --             $          --
       Credit extended by Parent or Affiliate                   $          --             $          --             $          --
       Amounts collected on behalf of Affiliate                 $          --             $  (27,972.79)            $  (27,972.79)
    Less: payments                                              $  (86,911.31)            $          --             $  (86,911.31)
                                                                -------------             -----------               -------------
    End of month balance                                        $5,528,045.86             $4,389,518.93             $9,917,564.79
                                                                =============             =============             =============


 0-30 Days            31-60 Days           61-90 Days         Over 90 Days             End of Month Total
 ---------            ----------           ----------         ------------             ------------------
$18,026.26            $10,087.82            $   --            $5,499,931.78              $5,528,045.86


** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of October 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For The Month Ending: October 31, 2001


                               TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.   Federal income taxes                Yes [X]              No [ ]

       2.   FICA withholdings                   Yes [X]              No [ ]

       3.   Employee's withholdings             Yes [X]              No [ ]

       4.   Employer's FICA                     Yes [X]              No [ ]

       5.   Federal unemployment taxes          Yes [X]              No [ ]

       6.   State income tax                    Yes [X]              No [ ]

       7.   State employee withholdings         Yes [X]              No [ ]

       8.   All other state taxes                      See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                   DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                    /s/ Henry C. Lyon
                                    -------------------------------------------
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer


                            OPERATING REPORT Page 8